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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC.	22-2894486
(Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500
333-42423	J. CREW OPERATING CORP.	22-3540930
(Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500
333-107211	J. CREW INTERMEDIATE LLC	N/A
(Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500

Item 7.    Financial Statements and Exhibits.

  99.1
  Press Release issued by J.Crew Group, Inc. on June 4, 2004.

Item 12.    Results of Operations and Financial Condition.

        On June 4, 2004, J.Crew Group, Inc. issued a press release announcing the Company's first quarter financial results for the period ended May 1, 2004. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

        The information in this Current Report is being furnished under Item 12 Results of Operations and Financial Condition and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC. J. CREW OPERATING CORP. J. CREW INTERMEDIATE LLC
By:	/s/ AMANDA J. BOKMAN Name: Amanda J. Bokman Title: Chief Financial Officer

Date: June 4, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by J.Crew Group, Inc. on June 4, 2004.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX